Supplement dated June 27, 2024
to the following statutory prospectus(es):
BAE Future Corporate FPVUL dated May 1, 2024
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The following underlying mutual funds are offered as investment options under the contract.
Effective August 12, 2024, the name of the investment options are updated as indicated below:
CURRENT NAME	UPDATED NAME
MainStay VP Funds Trust - MainStay VP Floating Rate Portfolio: Initial Class	New York Life Investments VP Funds Trust - NYLI VP Floating Rate Portfolio: Initial Class
MainStay VP Funds Trust - MainStay VP Floating Rate Portfolio: Service Class	New York Life Investments VP Funds Trust - NYLI VP Floating Rate Portfolio: Service Class
PROS-0892